EXHIBIT 10.12 #1301937v2 SEI INVESTMENTS COMPANY 2024 OMNIBUS EQUITY COMPENSATION PLAN NOTICE OF RESTRICTED STOCK UNIT AWARD Pursuant to the terms and conditions of the individual Restricted Stock Unit Award Agreement (the “Award Agreement”), attached hereto as Attachment A, and the SEI Investments Company 2024 Omnibus Equity Compensation Plan, as amended from time to time (the “Plan”), attached hereto as Attachment B, SEI Investments Company (the “Company”) hereby grants the individual listed in the table below (“you” or “Participant”) an award of restricted stock units (the “Stock Units” or the “Award”) in respect of the number of shares of Company Stock (“Shares”) set forth in the table below, subject to the terms and conditions set forth herein. Your Award is subject to the terms and conditions of this Notice of Restricted Stock Unit Award (this “Award Notice”), the Award Agreement and the Plan, each of which is incorporated herein by reference. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Plan or Award Agreement, as applicable. Participant: See the Equity Awards Section of your Charles Schwab account Date of Grant: See the Equity Awards Section of your Charles Schwab account Form of Award: Stock Units Number of Shares Underlying Award: See the Equity Awards Section of your Charles Schwab account for number of Shares Vesting Schedule: The Stock Units shall vest over three years in equal annual installments on the first three anniversaries of the Date of Grant (each, a the “Vesting Date” and collectively, the “Vesting Dates”), subject to the Participant’s continued employment, or service with the Employer through each Vesting Date. Termination of Employment: In the event of a termination of your employment or service, the unvested Stock Units shall automatically terminate and shall be forfeited as of the date of your termination of employment or service. Settlement: Upon vesting of the Stock Units, subject to the terms of the Award Agreement, the Plan, and applicable law, the Company shall issue and deliver (subject to satisfaction of the withholding and other requirements set forth in the Award Agreement) to you the Shares through an uncertificated book entry or similar method. Participant Acceptance: By accepting this Award, you agree to be bound by the terms and conditions of the Plan, this Award Notice, and the Award Agreement. You acknowledge delivery of the Plan and the Plan prospectus together

#1301937v2 with this Award Notice and the Award Agreement, as well as the Company’s Insider Trading Policy and the Company’s Clawback Policy, as applicable. The Participant accepts as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan, this Award Notice, the Award Agreement, or the Clawback Policy, as applicable. You can confirm acceptance of or reject this Award by clicking the “Accept” or “Reject” (or similar wording) button on the award acceptance screen of your Plan account at Charles Schwab. If you wish to reject this Award, you must do so no later than sixty (60) days after the Date of Grant. If within such sixty (60) day period you neither affirmatively accept nor affirmatively reject this Award, you will be deemed to have accepted this Award at the end of such sixty (60) day period pursuant to the terms and conditions set forth in this Award Notice, the Award Agreement, and the Plan.

#1301937v2 Attachment A SEI INVESTMENTS COMPANY 2024 OMNIBUS EQUITY COMPENSATION PLAN RESTRICTED STOCK UNIT AWARD AGREEMENT This RESTRICTED STOCK UNIT AWARD AGREEMENT (this “Award Agreement”) is dated as of the date set forth as the “Date of Grant” on the Award Notice, to which this Award Agreement is attached as Attachment A, and which was agreed to electronically between the Company and the Participant identified on the Award Notice. RECITALS WHEREAS, the Plan provides for the grant of restricted stock units and the Compensation Committee of the Board of Directors of the Company (the “Committee”), with the approval of the Company’s Board of Directors (the “Board”), has decided to make a restricted stock unit grant as an inducement for the Participant to promote the best interests of the Company and its shareholders; WHEREAS, the restricted stock unit grant confirmed hereby is subject in all respects to the terms and conditions of the Plan and the actions and determinations of the Committee under the Plan, and any provision hereof, to the extent inconsistent with the Plan, is null and void; and WHEREAS, capitalized terms used herein and not otherwise defined will have the meanings set forth in the Plan or Award Notice, as applicable. NOW, THEREFORE, the parties to this Award Agreement, intending to be legally bound hereby, agree as follows: 1. Grant of Stock Units. Subject to the terms and conditions set forth in this Award Agreement and in the Plan, the Company hereby grants to the Participant the number of Stock Units set forth on the Award Notice, which, if they become vested, will be settled on the applicable payment dates set forth in Section 5 below. 2. Stock Unit Account. Stock Units represent hypothetical Shares, and not actual shares of stock. The Company shall establish and maintain a Stock Unit account, as a bookkeeping account on its records, for the Participant and shall record in such account the number of Stock Units granted to the Participant. No Shares shall be issued to the Participant at the time the grant is made, and the Participant shall not be, and shall not have any of the rights or privileges of, a stockholder of the Company with respect to any Stock Units recorded in the Stock Unit account, subject to Section 7 below. The Participant shall not have any interest in any fund or specific assets of the Company by reason of this Award or the Stock Unit account established for the Participant.

#1301937v2 3. Vesting. (a) The Stock Units shall vest on the Vesting Dates according to the vesting schedule set forth on the Award Notice. (b) The vesting of the Stock Units shall be cumulative, but shall not exceed 100% of the Stock Units set forth on the Award Notice. If the schedule set forth on the Award Notice would produce fractional Stock Units, the number of Stock Units that vest shall be rounded down to the nearest whole Stock Unit and the fractional Stock Units will be accumulated so that the resulting whole Stock Units will be included in the number of Stock Units that become vested on the last Vesting Date. (c) Subject to Section 6, the Participant must be actively employed by the Company or its subsidiary, or actively providing service as a Non-Employee Director or Consultant on the applicable Vesting Date set forth on the Award Notice; provided that for this purpose a Participant shall not be considered actively employed by or actively providing services to the Company or a subsidiary of the Company during any paid notice or severance period (unless otherwise decided by the Committee). 4. Termination of Employment. (a) If the Participant ceases to be employed by, or provide services to, the Employer for any reason other than as described in Section 6 in the event of a Change of Control, before all the Stock Units vest, any unvested Stock Units shall automatically terminate and shall be forfeited as of the date of the Participant’s termination of employment. (b) No payment shall be made with respect to any unvested Stock Units that terminate as described in this Section 4. 5. Issuance of Shares and Tax Withholding. (a) If and when the Stock Units vest, the Company shall issue to the Participant one Share for each vested Stock Unit, subject to the Employer’s obligations to withhold any amounts for any federal, state, or local withholding taxes, employment taxes, social insurance, social security, national insurance contributions, other contributions, payroll taxes, levies, payment on account obligations or other amounts required to be collected, withheld or accounted for with respect to the Award (as applicable “Withholding Taxes”). (b) Issuance of Shares in connection with Section 5(a) above shall be made within 30 days after the applicable Vesting Date. (c) All obligations of the Company under this Award Agreement, including settlement of the Stock Units and payment of Dividend Equivalents (if any) shall be subject to the rights of the Company as set forth in the Plan to withhold any Withholding Taxes. At the time of issuance of Shares in accordance with Section 5(a) above, the number of Shares issued to the Participant shall be reduced by a number of Shares with a Fair Market Value equal to the Withholding Taxes required by law to be withheld with respect to the payment of the Stock Units, unless the Participant elects to satisfy the amount of Withholding Taxes in another manner approved by the

#1301937v2 Committee. To the extent not withheld in accordance with this Section 5(c), the Participant shall be required to pay to the Company or Employer, or make other arrangements satisfactory to the Committee to reimburse the Company or Employer or the payment of, any Withholding Taxes that the Company or Employer is required to withhold with respect to the Stock Units. (d) The obligation of the Company to issue Shares shall be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance of Shares, the Shares may not be issued in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The issuance of Shares to Participant pursuant to this Award Agreement is subject to (i) any applicable taxes, (ii) the laws or regulations of the United States or of any state having jurisdiction thereof, (iii) any applicable listing exchange rules and (iv) any applicable Company policies. 6. Change of Control. The provisions of the Plan applicable to a Change of Control shall apply to the Stock Units, and, in the event of a Change of Control, the Committee may take such actions as it deems appropriate pursuant to the Plan. 7. No Stockholder Rights; Dividend Equivalents. Neither the Participant, nor any person entitled to receive payment in the event of the Participant’s death, shall have any of the rights and privileges of a stockholder with respect to Shares, including voting or dividend rights, until certificates for Shares have been issued upon payment of Stock Units. Notwithstanding the foregoing, the Participant shall be entitled to accrue Dividend Equivalents on the Shares underlying the Stock Units prior to vesting, which shall be credited to the Stock Unit account for the Participant and shall be paid in cash when the Shares underlying the Stock Units vest and are issued in accordance with this Award Agreement. 8. Grant Subject to Plan Provisions. This grant is made pursuant to the Plan, the terms of which are incorporated herein by reference, and in all respects shall be interpreted in accordance with the Plan. The grant and payment of the Stock Units are subject to the provisions of the Plan and to interpretations, regulations and determinations concerning the Plan established from time to time by the Committee in accordance with the provisions of the Plan, including, but not limited to, provisions pertaining to (a) rights and obligations with respect to withholding taxes, (b) the registration, qualification or listing of the Shares, (c) changes in capitalization of the Company and (d) other requirements of applicable law. The Committee shall have the authority to interpret and construe the Stock Units pursuant to the terms of the Plan, and its decisions shall be conclusive as to any questions arising hereunder. 9. Restrictive Covenants. The Participant agrees that, as a condition to receiving this grant of Stock Units, Participant will execute or has previously executed and will continue to comply with the obligations set forth any Confidentiality, Non-Solicitation and Non-Competition Agreement (“Covenant Agreement”) or covenant that the Participant may have delivered to the Company. If a Covenant Agreement is not on file with the Company on or before the 60th day following the Date of Grant, all Stock Units will be immediately and irrevocably forfeited and Participant shall have no rights hereunder. Notwithstanding any other provisions in this Award Agreement, if

#1301937v2 Participant violates the terms of any confidentiality, non-solicitation, or other restrictive covenant agreement between the Company or an affiliate (including the Covenant Agreement), all Stock Units that have not been settled previously shall be immediately and irrevocably forfeited. 10. No Employment or Other Rights. The grant of the Stock Units shall not confer upon the Participant any right to be retained by or in the employ of the Company and shall not interfere in any way with the right of the Company to terminate the Participant’s employment at any time. The right of the Company to terminate at will the Participant’s employment at any time for any reason is specifically reserved. 11. Assignment and Transfers. The rights and interests of the Participant under this Award Agreement may not be sold, assigned, encumbered or otherwise transferred, except by will or the laws of descent or distribution (including distribution of marital property), or pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). In the event of any attempt by the Participant to alienate, assign, pledge, hypothecate, or otherwise dispose of the Stock Units or any right hereunder, except as provided for in this Award Agreement, or in the event of the levy or any attachment, execution or similar process upon the rights or interests hereby conferred, the Company may terminate the Stock Unit by notice to the Participant, and the Stock Unit and all rights hereunder shall thereupon become null and void. The rights and protections of the Company hereunder shall extend to any successors or assigns of the Company and to the Company’s parents, subsidiaries, and affiliates. This Award Agreement may be assigned by the Company without the Participant’s consent. 12. Applicable Law. The validity, construction, interpretation and effect of this instrument shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflicts of laws provisions thereof. 13. Notice. Any notice to the Company provided for in this instrument shall be addressed to the Company in care of the Chief Financial Officer at the Company’s corporate headquarters, and any notice to the Participant shall be addressed to such Participant at the current address shown on the payroll of the Employer, or to such other address as the Participant may designate to the Employer in writing. Any notice shall be delivered by hand, sent by telecopy or email, or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage prepaid, in a post office regularly maintained by the United States Postal Service. 14. Clawback Rights. The Participant acknowledges and agrees that the Award and the right to receive and retain any Shares received in connection therewith shall be subject to any applicable clawback or recoupment policies, share trading policies and other policies that may be approved or implemented by the Board or the Committee from time to time, whether or not approved before or after the Date of Grant. Accordingly, the Participant agrees that, subject to the requirements of applicable law, the Award, and the right to receive and retain any Shares, or the amount of any gain realized or payment received as a result of any sale or other disposition of the Shares, covered by this Award Agreement, shall be subject to rescission, cancellation or recoupment or offset, in whole or part, if and to the extent so provided under any “clawback” or similar policy of the Company in effect on the Date of Grant or that may be established thereafter that is applicable to the Participant, subject to applicable law, including Section 409A of the Code. No portion of the

#1301937v2 Award shall be deemed earned until after application of any applicable “clawback” or similar policy of the Company (and any provided amount, as applicable, shall be deemed an advance that remained subject to the Participant satisfying all eligibility conditions for earning the amounts deferred, accrued, or credited under the Plan). 15. Application of Section 409A of the Code. This Award Agreement and the Award are intended to comply with, or be exempt from, the requirements of Section 409A of the Code, and shall in all respects be administered in accordance with Section 409A of the Code. If the Award is subject to Section 409A of the Code, (a) distributions shall only be made in a manner and upon an event permitted under Section 409A of the Code; (b) payments to be made upon a termination of employment shall only be made upon a “separation from service” under Section 409A of the Code; (c) payments to be made upon a Change of Control shall only be made upon a “change of control event” under Section 409A of the Code; and (d) each payment shall be treated as a separate payment for purposes of Section 409A of the Code. If Participant is a Key Employee (as defined in the Plan) and any distribution with respect to the Awards is to be distributed on a separation from service, such distribution shall be postponed for six months as set forth in Section 19(c)(iii) of the Plan. It is intended that the terms of the Award will not result in the imposition of any tax liability pursuant to Section 409A of the Code (but the Company cannot guarantee that this Award Agreement will comply with and meet all the requirements of Section 409A of the Code). This Award Agreement shall be construed and interpreted consistent with that intent. 16. Entire Agreement. This Award Agreement contains the entire understanding between the Company and the Participant with respect to the matter set forth herein, and shall supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written.